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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  May 28, 2004

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:(434) 799-7000

















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Item 5.   Other Events and Required FD Disclosure.

     On May 28, 2004, the Bankruptcy Court granted final approval of the Company's $145 million debtor-in-possession ("DIP") credit facility.

     A copy of the press release issued by Dan River on May 28, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of an amendment to the DIP credit facility is attached hereto as Exhibit 99.2.

Item 7.   Financial Statements, Pro Form Financial Information and
          Exhibits.

          (c)  Exhibits

               Exhibit No.         Description of Exhibit

               99.1 Press Release dated May 28, 2004

               99.2 Form of Amendment dated as of May 27, 2004 to Post-Petition Credit Agreement dated as of April 1, 2004 among Dan River Inc., as Debtor in Possession, as Borrower, the Lenders signatory thereto from time to time and Deutsche Bank Trust Company Americas, as Agent, Fleet Capital Corporation, as Syndication Agent, and Wachovia Bank, National Association, as Documentation Agent







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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  May 28, 2004               /s/ Harry L. Goodrich
                                   -------------------------------

                                   Harry L. Goodrich
                                   Vice President











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                                   INDEX

Exhibit No.              Description of Exhibit
-----------              ----------------------

99.1      Press Release dated May 28, 2004

99.2 Form of Amendment dated as of May 27, 2004 to Post-Petition Credit Agreement dated as of April 1, 2004 among Dan River Inc., as Debtor in Possession, as Borrower, the Lenders signatory thereto from time to time and Deutsche Bank Trust Company Americas, as Agent, Fleet Capital Corporation, as Syndication Agent, and Wachovia Bank, National Association, as Documentation Agent